                                                                     EXHIBIT 4.1
                                CYBERIAN OUTPOST

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Website:  http://www.outpost.com/

Number                       CYBERIAN OUTPOST                Shares
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COMMON STOCK                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                             CYBERIAN OUTPOST, INC.
                                                             CUSIP 231914 10 2
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     THIS CERTIFIES THAT



     IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE
                                      OF

       ---------------------- CYBERIAN OUTPOST, INC. -----------------------

     transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the Bylaws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

          Dated:


     /s/ Katherine N. Vick                        /s/ Darryl Peck
          Secretary                     President and Chief Executive Officer

                            Cyberian Outpost, Inc.
                            Corporate Seal 1998
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                             CYBERIAN OUTPOST, INC.

  The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --        as tenants in common                      UNIF GIFT MIN ACT - __________ Custodian__________
TEN ENT --        as tenants by the entireties                                     (Cust)            (Minor)
JT TEN  --        as joint tenants with right of                                    under Uniform Gifts to Minors
                  survivorship and not as tenants                                   Act _________________________
                  in common                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, ______________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     --------------------------------------


________________________________________________________________________________
  (please print or typewrite name and address, including zip code of assignee)
________________________________________________________________________________
________________________________________________________________________________

__________________________________________________________________Shares of the
common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated: _____________________________________



                         ______________________________________________________
                         NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:



_______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.